Exhibit 99.1

GlobalSCAPE, Inc. Honored with Four Info Security Products Guide's 2016 Global Excellence Awards

Enhanced File Transfer, Workspaces, EFT Cloud Services and Mail Express Awarded Gold, Silver and Two Bronze Honors

SAN ANTONIO – March 2, 2016 – GlobalSCAPE, Inc. (NYSE MKT: GSB), a pioneer and worldwide leader in the secure and reliable exchange of business information, announced today that Info Security Products Guide, the industry's leading information security research and advisory guide, has recognized Globalscape as a 2016 Global Excellence Award Gold, Silver and Bronze winner for its distinguished product achievements in four categories, including:

•	BYOD Security (Gold Winner) – EFTTM Workspaces allows employees to share their folders and files simply and securely on any device without IT losing governance, visibility or control.

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Compliance (Silver Winner) – Enhanced File TransferTM (EFTTM) exceeds security practices mandated by the most rigorous standards, including PCI DSS, FIPS 140-2 Validation, HIPAA, Sarbanes-Oxley, and many others. Data at rest and in motion is protected, while an auditing and reporting module identifies non-compliance and implements mitigation/workaround techniques.

•	Cloud Security (Bronze Winner) – EFT Cloud Services combines the security of on-premises file transfer with the flexibility of the cloud for a secure and scalable cloud infrastructure.

•	Email Security and Management (Bronze Winner) – Mail Express® allows users to send sensitive files easily and transparently through Microsoft Outlook or a web browser.

The 12th Annual 2016 Global Excellence Awards recognize security and IT vendors with advanced, ground-breaking products and solutions that help set the bar higher in all areas of security and technology.

Supporting Quote:
James L. Bindseil, President and CEO at Globalscape
“These Info Security Products Guide Awards are another affirmation of Globalscape’s strength in supporting the secure and reliable exchange of business information, and helping our customers to maintain critical compliance with data regulations such as HIPAA and the upcoming EU-U.S. Privacy Shield agreement. This honor from ISPG reflects our relentless drive to stay customer focused while providing the best in innovative, secure and trusted managed file transfer solutions.”

For more information about any of Globalscape’s award-winning products, please visit: https://www.globalscape.com/

About Info Security Products Guide Awards
SVUS Awards organized by Silicon Valley Communications are conferred in 10 annual award programs: The Info Security’s Global Excellence Awards, The IT Industry’s Hot Companies and Best Products Awards, The Golden Bridge Business and Innovation Awards, and Consumer World Awards, CEO World Awards, Customer Sales and Service World Awards, The Globee Fastest Growing Private Companies Awards, Women World Awards, PR World Awards, and Pillar Employee Recognitions World Awards. These premier awards honor organizations of all types and sizes from all over the world including the people, products, performance, PR and marketing. To learn more, visit www.svusawards.com

About Globalscape
GlobalSCAPE, Inc. (NYSE MKT: GSB) is a pioneer in the reliable exchange of mission-critical business data and intellectual property. Globalscape’s leading enterprise suite of solutions delivers military-proven security for achieving best-in-class control and visibility of data across multiple locations. Founded in 1996, Globalscape’s software and services are trusted by tens of thousands of customers worldwide, including global enterprises, governments, and small and medium enterprises. For more information, visit www.Globalscape.com or follow the blog and Twitter updates.

Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words "would," "exceed," "should," "anticipates," "believe," "steady," "dramatic," and variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. These forward-looking statements are based upon the Company’s current expectations and are subject to a number of risks, uncertainties and assumptions. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Among the important factors that could cause actual results to differ significantly from those expressed or implied by such forward-looking statements are risks that are detailed in the Company’s Annual Report on Form 10-K for the 2014 fiscal year, filed with the Securities and Exchange Commission on March 30, 2015.

GLOBALSCAPE PRESS CONTACT
Contact: Ciri Haugh
Phone Number: (210) 308-8267
Email: PR@globalscape.com

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